Exhibit 99.2

1 Broadwind | Investor Presentation 2023 Third Quarter 2023 Conference Call Presentation November 13, 2023

2 Broadwind | Investor Presentation 2023 SAFE HARBOR STATEMENT This document contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . Forward looking statements include any statement that does not directly relate to a current or historical fact . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Forward looking statements include any statement that does not directly relate to a current or historical fact . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following : ( i ) the impact of global health concerns on the economies and financial markets and the demand for our products ; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits (which remain subject to further technical guidance and regulations), and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (iv) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary ; (v) our ability to continue to grow our business organically and through acquisitions ; (vi) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (vii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security ; (viii) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (ix) our ability to realize revenue from customer orders and backlog (including our ability to finalize the terms of the remaining obligations under a supply agreement with a leading global wind turbine manufacturer) ; (x) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; (xi) the economy and the potential impact it may have on our business, including our customers ; (xii) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets ; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xv) the effects of the change of administrations in the U . S . federal government ; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xvii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xviii) the limited trading market for our securities and the volatility of market price for our securities ; and (xix) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our Annual Report on Form 10 - K for the year ended December 31 , 2022 , as supplemented by the risk factors set forth under the caption “Risk Factors” in Part II, Item IA of our Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2023 . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

3Q23 PERFORMANCE SUMMARY

4 Broadwind | Investor Presentation 2023 PERFORMANCE UPDATE Strategic Progress Points As of November 2023 Reiterating full - year 2023 guidance. Sustained demand strength, continued price discipline, operational excellence initiatives support full - year outlook Improved balance sheet optionality. Reduced net leverage to 1.7x as of September 30, 2023; more than $13.6 million of cash and availability at the end of the third quarter 2023, excluding $11 million AMP credit receivable Margin expectations recalibrated higher . Adjusted EBITDA margins +904 bps y/y to a record 13.3%, supported by IRA AMP credit tax credit and operational actions Strong backlog. Backlog remains near multi - year highs as of September 30, 2023; near - term order activity impacted by project timing Poised for a record full - year 2023 . Strong backlog and improved sales mix Investment Thesis Building a platform for profitable growth Third Quarter 2023 Investment Thesis Building a platform for profitable growth Building a profitable precision manufacturing platform to support growing demand for energy transition and renewables - focused specialty fabrications and technologies Passage of IRA fundamentally transforming the margin and profitability profile of our business, with a decade of tax credit support under the legislation Building balanced exposure across both renewables and diverse end - markets , which provides more stability versus wind - only order flows Monetization of earned AMP tax credits expected to bolster liquidity in 2024 Positioned to capitalize on a multi - year investment cycle in wind Targeted commercial expansion, improved operational execution Improved margin realization, sustained profitability

CONSOLIDATED FINANCIAL PERFORMANCE

Year-over-year organic growth in revenue, margin realization and profitability

Solid execution in a dynamic operating environment resulted in y/y improvement in revenue, margin realization and profitability

Strong y/y double-digit revenue growth across all three reporting segments

Gross margin increased by **+943 bps y/y** to 17.8%, while Adjusted EBITDA margin increased **+904 bps y/y** to 13.3%

Delivered $6.2 million y/y increase in GAAP Net Income

Evaluating the sale of earned IRA AMP credits to unaffiliated institutional third parties, an approach which, if pursued, would **accelerate monetization of these credits during 2024**

Total Revenue
($MM)



$44.8
$57.2
3Q22
3Q23

Gross Profit
($MM)



$3.7
$10.2
Gross Margin rate +943 bps y/y to 17.8%
3Q22
3Q23

Adjusted EBITDA
($MM)



$1.9
$7.6
Adj. EBITDA margin rate +904 bps y/y to 13.3%
3Q22
3Q23

GAAP Net Income (Loss)
($MM)



$4.4
($1.8)
3Q22
3Q23

Broadwind | Investor Presentation 2023 5

6 Broadwind | Investor Presentation 2023 Third Quarter 2023 HEAVY FABRICATIONS SEGMENT Improved sales mix, AMP credits and operational execution support improved margin realization Organic revenue growth of 25% y/y; segment Adjusted EBITDA increased by 379% y/y Segment EBITDA margin increased 1337 bps y/y to 18.1% in 3Q23 Sold 190 wind tower sections in 3Q23, +31% y/y Segment backlog of $176 million as of 9/30/23 Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) $30.6 $38.3 3Q22 3Q23 $1.5 $6.9 3Q22 3Q23 EBITDA margin rate +1337 bps y/y to 18.1% $62.9 $8.0 3Q22 3Q23 $79.1 $176.2 3Q22 3Q23

7 Broadwind | Investor Presentation 2023 Third Quarter 2023 GEARING SEGMENT Solid y/y revenue growth primarily driven by customer activity within industrials markets +12% y/y organic revenue growth; segment EBITDA declined $0.3 million y/y Strong demand evident across Industrial and Steel customers , offset by softness in mining Orders and backlog are down y/y, primarily driven by softness in O&G and mining Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) $10.2 $11.4 3Q22 3Q23 $1.2 $0.9 3Q22 3Q23 $15.5 $3.0 3Q22 3Q23 $39.0 $29.1 3Q22 3Q23

8 Broadwind | Investor Presentation 2023 Third Quarter 2023 INDUSTRIAL SOLUTIONS SEGMENT Continue to see demand acceleration within the natural gas turbine market, building on the market recovery evidenced throughout 2022 - 2023 Strong organic revenue growth , supported by strong demand within NGT and energy markets Segment revenue +85% y/y; segment EBITDA +$1.0 million y/y Backlog +10% y/y due to strong YTD orders Orders down 20% y/y due to timing of NGT orders partially offset by increases in aftermarket Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) EBITDA margin rate +1146 bps y/y to 15.5% $4.0 $7.4 3Q22 3Q23 ($0.0) $1.0 3Q22 3Q23 $6.1 $4.9 3Q22 3Q23 $14.1 $15.4 3Q22 3Q23

BALANCE SHEET UPDATE

Third Quarter 2023

Maintaining stable liquidity profile sufficient to support the long-term growth of the business

Liquidity remains adequate. Participating in advanced discussions regarding potential transfer of AMP credits

Capital allocation priorities include debt reduction, organic investments in IP; and opportunistic investments in complementary, immediately accretive bolt-on acquisitions

Improved TTM Adjusted EBITDA generation resulted in net leverage of 1.7x as of September 30, 2023

Cash and LOC Availability at Quarter-End

($MM)



$14.8
$13.6
Excludes $11 million in cash from the AMP credit receivable
3Q22
3Q23

Net Debt Outstanding[1]

($MM)



$27.5
$29.8
3Q22
3Q23

Operating Working Capital

($MM)



$26.3
$26.0
3Q22
3Q23

Total Inventory

($MM)



$33.9
$39.9
3Q22
3Q23

(1) On August 4, 2022, Broadwind entered into a $35.0 million Senior Secured Revolving Credit Facility (the "Credit Facility"), including an optional $10.0 million accordion feature, and a $7.6 million Senior Secured Term Loan (the "Term Loan"). The Term Loan bears interest at SOFR +2.5%; the Credit Facility bears interest at SOFR +2.0-2.5%, subject to the level of excess availability on the Credit Facility.

Broadwind | Investor Presentation 2023 9

10 Broadwind | Investor Presentation 2023 Reiterating our full - year 2023 revenue and Adjusted EBITDA guidance Guidance supported by targeted commercial growth within high - value, growth - oriented fabrications markets, together with a targeted focus on asset optimization and operational discipline Assumes approximately 50% utilization at tower facilities, as if no additional tower orders are received in 2023 Assumes no changes to IRS’ 45x tax credit guidance Total Revenue ($MM) Total Adjusted EBITDA ($MM) As of November 13, 2023 FULL - YEAR 2023 FINANCIAL GUIDANCE $176.8 $205 - $220 2022A 2023E $ 2.4 $17 - 19 2022A 2023E

APPENDIX

12 Broadwind | Investor Presentation 2023 CORPORATE OVERVIEW We support the world’s energy transition as a leading independent producer of wind towers, gearing, custom fabrications, clean fuel processing systems and supply chain solutions Broadwind is a precision manufacturer of technologically advanced, high - value components and solutions for industrial clients. We are one of the leading independent wind tower manufacturers in the United States. Our most significant business serves the US domestic wind energy industry, with primary production facilities that are strategically located to meet our customers’ project needs. We also serve industrial customers in a diversified set of industrial markets including oil & gas, industrial, power generation, mining and construction. This strategic diversification allows us to leverage our manufacturing expertise to improve capacity utilization, expand our customer base and balance our exposure to the volatile demand in the US wind energy industry.

OUR BUSINESS

Building a platform sustained, profitable growth and long-term value creation

What we do

Precision manufacturing within wind sector and other diverse end-markets

Segment	Description	Revenue
Heavy Fabrications Segment	We provide large complex and precision fabrications to customers in a broad range of industrial markets, as well as proprietary clean fuel processing systems. Key products include wind towers, PRS units and industrial fabrications, which include components for mining, construction, marine, material handling and other applications	66% of 2022 Revenue
Gearing Segment	We provide custom gearing, gearboxes and heat treat services to a broad set of customers in diverse markets, including oil and gas production, surface and underground mining, wind energy, steel, material handling and other infrastructure markets	24% of 2022 Revenue
Industrial Solutions Segment	We provide supply chain solutions, inventory management, kitting and assembly services, primarily serving the combined cycle natural gas turbine and solar power generation markets	10% of 2022 Revenue

Why we win

Unique Value Proposition

- Proven engineering, product development and technical capabilities
- Expertise in manufacturing large, complex fabrications, gearing, and proprietary clean fuel processing systems
- Integrated design, sourcing, fabrication, machining, coating, assembly
- Stringent testing and quality capabilities
- Targeted, multi-industry focus

Our manufacturing base

Established Original Equipment Manufacturer ("OEM") Relationships

Manitowoc, WI
Tower Manufacturing
Industrial Fabrications Facility

Abilene, TX
Tower Manufacturing
Industrial Fabrications Facility

Cicero, IL
Gear Manufacturing and Gearbox Repair Facility

Pittsburgh, PA
Gearbox Repair and Heat Treat Facility

Sanford, NC
Industrial Solutions and Gearbox Repair Facility

Our customer base

Established OEM Relationships

SIEMENS Gamesa | GE | NORDEX | Ingersoll Rand | CATERPILLAR | KONECRANES

Broadwind | Investor Presentation 2023 13

14 Broadwind | Investor Presentation 2023 INFLATION REDUCTION ACT IMPACT BENEFIT At full utilization, IRA could provide up to ~$30 million in incremental annual gross profit beginning in 2023 Broadwind is prepared to leverage the benefits of the IRA to create shareholder value The IRA serves to materially enhance tower production economics beginning in 2023 The IRA, which passed into law in 2022, provides critical industries, including those supporting the energy transition, with tax credits designed to accelerate a generational shift in the energy production mix from fossil fuels toward renewable energy, including wind. Included within section 45x of the IRA is a provision for a new advanced manufacturing tax credit Theoretical IRA Benefit to Broadwind Quantifying potential impact of the 45x advanced manufacturing credit Theoretical annual gross profit benefit to Broadwind $30 million Annual tower production @ 100% utilization (1) 325 towers Average MW per Tower (2) 3.1 avg. MW per tower Total Watts per MW 1,000,000 Cents Per Watt (3) $0.03 per watt Financial benefit of 45x credit per MW (4) $30,000 Average benefit per tower (5) $93,000 (1) Broadwind has an estimated 1,300 sections of annual optimal tower capacity; assuming each tower is four sections, the Company has the theoretical capacity to produce up to 325 towers (2) Common OEM platforms range from 2.8 to 3.4 MW per tower (3) As defined in the Inflation Reduction Act of 2022, section 45x (B)(2)(A)(0) (4) $0.03 x 1,000,000 watts per MW (5) Assuming average MW per tower of 3.1

15 Broadwind | Investor Presentation 2023 PASSAGE OF IRA SUPPORTS MULTI - YEAR INVESTMENT IN WIND Inflation Reduction Act of 2022 supports multi - decade decarbonization of domestic energy grid Broadwind is uniquely positioned to take advantage of the increased development activity driven by the IRA. Our Board and Management have deep knowledge of the wind market. IRA provides transformative, long - term funding for the entire energy ecosystem, including wind and solar The passage of the IRA extends tax credit availability into the mid - 2030s The wind industry is poised to capitalize on available domestic content tax credits, providing long - term support for multi - year investments in both onshore and offshore wind development We will seek to drive growth in excess of domestic onshore installation activity growth United States Onshore Wind Development Forecast (1) (Total GW Installed Annually, Includes Repowering (2023 - 2032) (1) Wood Mackenzie Power & Renewables – Wind Power Outlook – Updated November 2023 7.6 10.9 18.1 19.5 18.6 17.6 17.4 18.1 17.1 17.6 2023e 2024e 2025e 2026e 2027e 2028e 2029e 2030e 2031e 2032e

16 Broadwind | Investor Presentation 2023 OUR EXPERIENCED, PROVEN MANAGEMENT TEAM Leadership Team with extensive experience in clean tech manufacturing Eric Blashford Chief Executive Officer Since 2020 Recent Experience • Interim CFO 2021 – Aug. 2022 • COO 2018 - 2020 • President, Broadwind Towers 2014 - 2019 Tom Ciccone Chief Financial Officer Since Aug. 2022 Recent Experience • Principal Accounting Officer 2021 - Aug. 2022 • Corporate Controller, Assistant Treasurer, Assistant Secretary since 2017 Hayes Kennedy Chief Human Resource Officer Since 2020 Recent Experience • Vice President of Human Resources, CHS (NASDAQ: CHSCP, CHSCO, CHSCN, CHSCM, CHSCL) • Senior HR roles at The Gavilon Group LLC and ConAgra Foods Daniel Schueller President, Heavy Fabrications Since 2019 Recent Experience • President, Brad Foote Gear Works (2010 - 2013, 2016 - 2019) • Manufacturing leadership experience at Bronto Skylift and Vactor Manufacturing Gil Mayo President, Industrial Solutions Since 2017 Recent Experience • General Manager, Broadwind Heavy Fabrications (2015 - 2017) • Previous manufacturing leadership experience at Scott Fetzer Company

17 Broadwind | Investor Presentation 2023 OUR EXPERIENCED BOARD OF DIRECTORS Leadership Team with extensive experience in clean tech manufacturing Broadwind Board Experience • Independent Director • Chairman of Compensation Committee • Financial Expert • Served as Lead Director (2020 - 2021) Positions Held: • CEO - Grede Holdings LLC • CEO - Angelica Corp. • CEO, President - Sparton Corp. Public Board Experience: • Westell Technologies Inc. (2017 – Present) • Sparton Corp. (2009 - 2016) • VISHAY (2016 - 2018) Background: Manufacturing, Corporate Governance, Leadership, M&A and Business Turnaround, Operations, Risk Assessment and Management, Strategic Planning, Global Business, Public and Private Company Executive Leadership Eric Blashford Chief Executive Officer Director since 2020 BSBA, Accounting, University of Akron MBA, Kent State University Licensed CPA (non - practicing) Broadwind Board Experience • CEO since 2020 • COO 2018 - 2020 • Joined Broadwind in 2014, led turnaround of Heavy Fabrications Division Positions Held: • Group President - Heico Companies • Group President - Berkshire Hathaway / Scott Fetzer • VP / GM - Waltco Truck Equipment Company Background: Manufacturing, Product Development, Accounting, Finance, Corporate Governance, M&A, Business Turnarounds, Operations, Strategic Planning, Public and Private Company Executive Leadership Broadwind Board Experience • Independent Director • Chair of Governance/Nominating Committee • Member, Audit and Compensation Committees Positions Held • President of Operations – Navistar • EVP Corporate Strategy – Navistar • President Global Business – Navistar Public Board Experience • Allison Transmission Holdings (2022 - Present) Background: Manufacturing, Corporate Governance, Leadership, Engineering, Government/Regulatory and Public Policy, Operations, Strategy, Business Turnaround and Global Business, Business Development and Technology Philip J. Christman Director since 2018 BS, Mechanical Engineering, Indiana Institute of Technology MBA, Ball State University Cary B. Wood Independent Chair (since 2021) Director since 2016 BS, Technology, Purdue University MBA, Finance, Loyola University - Chicago MS, Industrial Operations, Lawrence Technological University

18 Broadwind | Investor Presentation 2023 OUR EXPERIENCED BOARD OF DIRECTORS David P. Reiland Director since 2008 BS, Financial Management, California State University MBA, University of Southern California Certified Public Accountant (CPA) Broadwind Board Experience • Independent Director • Chairman of Audit Committee • Financial Expert • Member of Governance/Nominating Committee • Former Independent Chairman - Broadwind Positions Held: • President and CEO - Magnetek, Inc. • Director of Magnatek • Previously also CFO and Corporate Controller of Magnetek Background: Subject matter expert and background in Strategy Development and Execution, M&A and Divestitures; Operating and Financial Restructuring; SEC Reporting and SOX Compliance; Public and Private Capital Transactions Thomas A. Wagner Director since 2011 BS Engineering, Cornell University MS Mechanics, Rensselaer Polytechnic Institute Broadwind Board Experience • Independent Director • Member of Compensation and Governance/Nominating Committees Positions Held: • Founder - Wagner Werks • Chief Product Officer - Ogin , Inc., a wind - turbine design and supply company • Head of Engineering - Nordic Windpower USA • Chief Technology Officer - Gas Turbine Efficiency, PLC • Vice President, Technology - Hess Microgen • GM, Wind Technology - General Electric Background: Operations, Global business, Manufacturing, Engineering, Renewable Energy Business Development and Technology Mr. Reiland was employed by Magnetek, Inc., a developer and manufacturer of markets power and motion control systems, from 1986 until 2009 and served on its board until its acquisition by Columbus McKinnon Corp. in September 2015. Mr. Wagner has worked in the diversified energy industry for more than 45 years with assignments addressing Nuclear, Fossil and Renewable Power Generation. He has performed engineering design and lead large technical teams of several hundred engineers engaged in design and service functions that improved system reliability, reduced or eliminated environmental emissions and developed intellectual property.

19 Broadwind | Investor Presentation 2023 OUR EXPERIENCED BOARD OF DIRECTORS Sachin Shivaram Director since 2022 BA, Harvard University Mphil , University of Cambridge JD, Yale Law School; (licensed to practice law in WI) Broadwind Board Experience • Independent Director • Member of Audit and Governance/Nominating Committees Positions Held: • CEO - Wisconsin Aluminum Foundry • President - Sierra Aluminum and Samuel Pressure Vessel Group, both divisions of Samuel, Son & Co. • Director Mid - Continent, Tenaris • Director Rig Services and Distribution, Tenaris Background: Manufacturing, Corporate Governance, M&A, Operations, Risk Assessment and Management, Government/Regulatory and Public Policy, Marketing and Sales, Strategy, Business Development and Technology, Business Turnaround and Global Business Development Jeanette A. Press Director since 2023 BBA in Accounting, Loyola University Licensed CPA Broadwind Board Experience • Independent Director • Member of Audit and Governance/Nominating Committees Positions Held: • CFO, Controller, and Principal Accounting Officer of CMC Materials • Vice President Controller and Principal Accounting Officer of Univar Solutions • Vice President Controller and Principal Accounting Officer of USG Corp. • Senior Manager Audit, KPMG LLP Background: Financial expert, SEC Reporting and SOX Compliance; Public and Private Capital Transactions, Manufacturing, M&A, Divestitures, Risk Assessment and Management and Operating and Financial Restructuring 15+ years of leadership experience in precision manufacturing in the areas of sales, business development and general management

20 Broadwind | Investor Presentation 2023 GOVERNANCE STRUCTURE SUPPORTS GOOD STEWARDSHIP The Board designed Broadwind’s governance structures to promote a culture of accountability and independence Broadwind’s corporate governance structures enhance independent oversight, promote effective risk management, and strengthen our ability to achieve strategic objectives Independent Chairman Governance Practices 6 of 7 directors are independent (all except CEO) Annually - elected directors Majority vote standard for uncontested election with a director resignation policy Plurality vote standard for contested elections Tax Benefit Preservation Rights Plan approved by 91% of votes cast at the 2022 Annual Meeting Shareholder Alignment: Directors and Officers own 5.1% of Broadwind stock Environmental & Social Factors • Broadwind is an energy transition pioneer, a company committed to advancing the profitable development and installation of renewables infrastructure. • Over the last 5 years, more than 60% of revenue has been derived from wind energy technologies • The Board regularly reviews ESG risks and opportunities with management. • Our Board includes experts with substantial backgrounds in clean technologies and energy, such as Thomas Wagner, who is currently supporting the design of products with the capability to prevent environmental carbon release and has spent 45 years in the diversified energy industry, performed engineering design and leading large technical teams on projects that reduced or eliminated environmental emissions.

APPENDIX
Balance Sheet

	September 30, 2023	December 31, 2022
ASSETS		
CURRENT ASSETS:		
Cash	$ 1,740	$ 12,732
Accounts receivable, net	41,253	17,018
AMP credit receivable	11,217	-
Contract assets	2,176	1,955
Inventories, net	39,906	44,262
Prepaid expenses and other current assets	3,454	3,291
Total current assets	99,746	79,258
LONG-TERM ASSETS:		
Property and equipment, net	46,889	45,319
Operating lease right-of-use assets, net	15,086	16,396
Intangible assets, net	2,229	2,728
Other assets	649	839
TOTAL ASSETS	$ 164,599	$ 144,540
LIABILITIES AND STOCKHOLDERS' EQUITY		
CURRENT LIABILITIES:		
Line of credit and current portion of long-term debt	$ 19,762	$ 1,170
Current portion of finance lease obligations	1,612	2,008
Current portion of operating lease obligations	1,660	1,882
Accounts payable	25,269	26,255
Accrued liabilities	6,238	4,313
Customer deposits	29,904	34,550
Total current liabilities	84,445	70,178
LONG-TERM LIABILITIES:		
Long-term debt, net of current maturities	6,562	7,141
Long-term finance lease obligations, net of current portion	3,628	4,226
Long-term operating lease obligations, net of current portion	15,583	16,696
Other	19	26
Total long-term liabilities	25,792	28,089
COMMITMENTS AND CONTINGENCIES		
STOCKHOLDERS' EQUITY:		
Preferred stock, $0.001 par value; 10,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $0.001 par value; 30,000,000 shares authorized; 21,673,800 and 21,127,130 shares issued as of June 30, 2023 and December 31, 2022, respectively	22	21
Treasury stock, at cost, 273,937 shares as of September 30, 2023 and December 31, 2022, respectively	(1,842)	(1,842)
Additional paid-in capital	398,750	397,240
Accumulated deficit	(342,568)	(349,146)
Total stockholders' equity	54,362	46,273
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 164,599	$ 144,540

Broadwind | Investor Presentation 2023

21

22 Broadwind | Investor Presentation 2023 APPENDIX Income Statement

APPENDIX

Statement of Cash Flows

	Nine Months Ended September 30,	
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:		
Net income (loss)	$ 6,578	$ (6,879)
Adjustments to reconcile net cash used in operating activities:		
Depreciation and amortization expense	4,772	4,581
Deferred income taxes	(7)	(13)
Change in fair value of interest rate swap agreements	-	(27)
Share-based compensation	649	760
Allowance for doubtful accounts	16	(18)
Common stock issued under defined contribution 401(k) plan	978	915
Loss on disposal of assets	48	3
Changes in operating assets and liabilities:		
Accounts receivable	(24,251)	(3,096)
AMP credit receivable	(11,217)	-
Employee retention credit receivable	-	497
Contract assets	(221)	(2,353)
Inventories	4,356	(525)
Prepaid expenses and other current assets	(162)	(1,200)
Accounts payable	(1,577)	4,968
Accrued liabilities	1,925	1,271
Customer deposits	(4,646)	(9,006)
Other non-current assets and liabilities	166	(149)
Net cash used in operating activities	(22,593)	(10,271)
CASH FLOWS FROM INVESTING ACTIVITIES:		
Purchases of property and equipment	(5,315)	(2,757)
Proceeds from disposals of property and equipment	15	-
Net cash used in investing activities	(5,300)	(2,757)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Proceeds from line of credit, net	18,518	7,966
Payments for deferred financing costs	-	(470)
Proceeds from long-term debt	387	8,113
Payments on long-term debt	(893)	(261)
Principal payments on finance leases	(994)	(1,347)
Shares withheld for taxes in connection with issuance of restricted stock	(117)	(546)
Proceeds from sale of common stock, net	-	230
Net cash provided by financing activities	16,901	13,685
NET (DECREASE) INCREASE IN CASH	(10,992)	657
CASH beginning of the period	12,732	852
CASH end of the period	$ 1,740	$ 1,509

Broadwind | Investor Presentation 2023
23

APPENDIX

GAAP to Non-GAAP Reconciliation

Consolidated	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Net Income (Loss)	$ 4,394	$ (1,772)	$ 6,578	$ (6,879)
Interest Expense	932	1,234	2,171	2,355
Income Tax Provision	28	14	79	36
Depreciation and Amortization	1,605	1,486	4,772	4,581
Share-based Compensation and Other Stock Payments	603	935	1,660	2,166
Proxy Contest-Related Expenses	23	-	1,779	-
Adjusted EBITDA (Non-GAAP)	$ 7,585	$ 1,897	$ 17,039	$ 2,259

Heavy Fabrications Segment	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Net Income (Loss)	$ 5,839	$ (231)	$ 12,166	$ (1,009)
Interest Expense	223	651	500	1,246
Income Tax Benefit	(272)	(48)	(218)	(249)
Depreciation	896	852	2,610	2,594
Share-based Compensation and Other Stock Payments	261	226	712	697
Adjusted EBITDA (Non-GAAP)	$ 6,947	$ 1,450	$ 15,770	$ 3,279

Gearing Segment	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Net Income (Loss)	$ 194	$ 581	$ 968	$ (185)
Interest Expense	63	41	203	131
Income Tax Provision	8	1	23	4
Depreciation and Amortization	563	477	1,715	1,507
Share-based Compensation and Other Stock Payments	113	119	346	397
Adjusted EBITDA (Non-GAAP)	$ 941	$ 1,219	$ 3,255	$ 1,854

Industrial Solutions Segment	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Net Income (Loss)	$ 669	$ (283)	$ 1,879	$ (540)
Interest Expense	151	81	362	147
Income Tax Provision	12	9	34	20
Depreciation and Amortization	94	97	280	299
Share-based Compensation and Other Stock Payments	47	48	147	182
Adjusted EBITDA (Non-GAAP)	$ 973	$ (48)	$ 2,702	$ 108

Corporate and Other	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Net Loss	$ (2,308)	$ (1,839)	$ (8,435)	$ (5,145)
Interest Expense	495	461	1,106	831
Income Tax Provision	280	52	240	261
Depreciation and Amortization	52	60	167	181
Share-based Compensation and Other Stock Payments	182	542	455	890
Proxy Contest-Related Expenses	23	-	1,779	-
Adjusted EBITDA (Non-GAAP)	$ (1,276)	$ (724)	$ (4,688)	$ (2,982)

Broadwind | Investor Presentation 2023 24

APPENDIX

Segment-Level Data

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
ORDERS:				
Heavy Fabrications	$ 8,009	$ 62,873	$ 40,608	$ 110,022
Gearing	3,005	15,523	21,211	38,526
Industrial Solutions	4,876	6,061	19,034	14,648
Total orders	$ 15,890	$ 84,457	$ 80,853	$ 163,196
REVENUES:				
Heavy Fabrications	$ 38,326	$ 30,640	$ 103,864	$ 93,486
Gearing	11,404	10,190	34,347	30,890
Industrial Solutions	7,434	4,020	19,125	13,142
Corporate and Other	(1)	(7)	(457)	(819)
Total revenues	$ 57,163	$ 44,843	$ 156,879	$ 136,699
OPERATING PROFIT/(LOSS):				
Heavy Fabrications	$ 5,791	$ 372	$ 12,448	$ (11)
Gearing	265	624	1,194	(73)
Industrial Solutions	846	(191)	2,311	(368)
Corporate and Other	(1,535)	(1,325)	(7,088)	(4,053)
Total operating profit (loss)	$ 5,367	$ (520)	$ 8,865	$ (4,505)

Broadwind | Investor Presentation 2023 25

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